UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2026

Greenland Mines Ltd.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41340	86-2727441
(Commission File Number)	(IRS Employer Identification No.)

1300 South Boulevard, Suite D

Charlotte, NC 28203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (833) 931-6330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GRML	The Nasdaq Stock Market LLC
Warrants	GRMLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2026, Shalom Hirschman and Riad El-Dada each resigned as member of Greenland Mines Ltd.’s (the “Company”) Board of Directors. Neither Director’s resignation was as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Also on September 8, 2026, the Company’s Board of Directors (the “Board”) appointed Jason Hawkins to serve as a member of the Board, effective immediately, to fill a vacancy on the Board. Mr. Hawkins will serve until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

Mr. Hawkins has not been appointed to serve on any committees of the Board at this time.

Mr. Hawkins does not have any family relationship with any of the executive officers or directors of the Company and is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Hawkins has not entered into any agreement with the Company in connection with his appointment as a director.

Biography - Jason Hawkins has over 25 years of capital markets experience in both investment and merchant banking. Mr. Hawkins began his career as a technology and telecom investment banker before starting his own Exempt Market Dealer, Pelorus Capital. Over the course of his career Mr. Hawkins has raised seed to late stage financing for companies in the mining, oil and gas, technology and healthcare sectors with a focus on technologies and companies in the precious metals and critical minerals space. Jason is the Chairman and CEO of Intrusion Precious Metals Corp., the predeccesor and significant minority shareholder of Greenland Mines. Mr. Hawkins holds a B.Com (Honours) from Queen’s University.

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2026	GREENLAND MINES LTD.

	By:	/s/ Joseph Sinkule
	Name:	Joseph Sinkule
	Title:	Chief Executive Officer

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